                                                                      Exhibit 24

                                POWER OF ATTORNEY

         I, Lawrence A. Bossidy, a director of Honeywell International Inc., a Delaware corporation (the "Company"), hereby appoint Michael R. Bonsignore, Peter M. Kreindler, Richard F. Wallman, Kathleen M. Gibson, Richard J. Diemer, Jr. and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

                  (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of the Company, the Stock Plan for Non-Employee Directors of the Company, the 1993 Stock Plan for Employees of the Company and its Affiliates, the 1985 Stock Plan for Employees of the Company and its Subsidiaries, the 1997 Honeywell Stock and Incentive Plan, the 1993 Honeywell Stock and Incentive Plan, the 1988 Honeywell Stock and Incentive Plan, the Honeywell Employee Stock and Incentive Plan, the Honeywell Savings and Stock Ownership Plan, the Honeywell Investment Plus Plan, the Honeywell Retirement Savings Plan and the Honeywell Retirement Investment Plan, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

                  (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of the Company and any plan which is a successor to such plan.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.

                                                  /s/ Lawrence A. Bossidy
                                                  ------------------------------
                                                  Lawrence A. Bossidy

Dated:  December 3, 1999

                                POWER OF ATTORNEY

         I, Michael R. Bonsignore, a director of Honeywell International Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter
M. Kreindler, Richard F. Wallman, Kathleen M. Gibson, Richard J. Diemer, Jr. and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

                  (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of the Company, the Stock Plan for Non-Employee Directors of the Company, the 1993 Stock Plan for Employees of the Company and its Affiliates, the 1985 Stock Plan for Employees of the Company and its Subsidiaries, the 1997 Honeywell Stock and Incentive Plan, the 1993 Honeywell Stock and Incentive Plan, the 1988 Honeywell Stock and Incentive Plan, the Honeywell Employee Stock and Incentive Plan, the Honeywell Savings and Stock Ownership Plan, the Honeywell Investment Plus Plan, the Honeywell Retirement Savings Plan and the Honeywell Retirement Investment Plan, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

                  (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of the Company and any plan which is a successor to such plan.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.

                                                  /s/ Michael R. Bonsignore
                                                  ------------------------------
                                                  Michael R. Bonsignore

Dated:  December 3, 1999

                                POWER OF ATTORNEY

         I, Hans W. Becherer, a director of Honeywell International Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Michael R. Bonsignore, Peter M. Kreindler, Richard F. Wallman, Kathleen M. Gibson, Richard J. Diemer, Jr. and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

                  (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of the Company, the Stock Plan for Non-Employee Directors of the Company, the 1993 Stock Plan for Employees of the Company and its Affiliates, the 1985 Stock Plan for Employees of the Company and its Subsidiaries, the 1997 Honeywell Stock and Incentive Plan, the 1993 Honeywell Stock and Incentive Plan, the 1988 Honeywell Stock and Incentive Plan, the Honeywell Employee Stock and Incentive Plan, the Honeywell Savings and Stock Ownership Plan, the Honeywell Investment Plus Plan, the Honeywell Retirement Savings Plan and the Honeywell Retirement Investment Plan, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

                  (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of the Company and any plan which is a successor to such plan.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.

                                                  /s/ Hans W. Becherer
                                                  ------------------------------
                                                  Hans W. Becherer

Dated:  December 3, 1999

                                POWER OF ATTORNEY

         I, Gordon M. Bethune, a director of Honeywell International Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Michael R. Bonsignore, Peter M. Kreindler, Richard F. Wallman, Kathleen M. Gibson, Richard J. Diemer, Jr. and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

                  (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of the Company, the Stock Plan for Non-Employee Directors of the Company, the 1993 Stock Plan for Employees of the Company and its Affiliates, the 1985 Stock Plan for Employees of the Company and its Subsidiaries, the 1997 Honeywell Stock and Incentive Plan, the 1993 Honeywell Stock and Incentive Plan, the 1988 Honeywell Stock and Incentive Plan, the Honeywell Employee Stock and Incentive Plan, the Honeywell Savings and Stock Ownership Plan, the Honeywell Investment Plus Plan, the Honeywell Retirement Savings Plan and the Honeywell Retirement Investment Plan, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

                  (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of the Company and any plan which is a successor to such plan.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.

                                                  /s/ Gordon M. Bethune
                                                  ------------------------------
                                                  Gordon M. Bethune

Dated:  December 3, 1999

                                POWER OF ATTORNEY

         I, Marshall N. Carter, a director of Honeywell International Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Michael R. Bonsignore, Peter M. Kreindler, Richard F. Wallman, Kathleen M. Gibson, Richard J. Diemer, Jr. and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

                  (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of the Company, the Stock Plan for Non-Employee Directors of the Company, the 1993 Stock Plan for Employees of the Company and its Affiliates, the 1985 Stock Plan for Employees of the Company and its Subsidiaries, the 1997 Honeywell Stock and Incentive Plan, the 1993 Honeywell Stock and Incentive Plan, the 1988 Honeywell Stock and Incentive Plan, the Honeywell Employee Stock and Incentive Plan, the Honeywell Savings and Stock Ownership Plan, the Honeywell Investment Plus Plan, the Honeywell Retirement Savings Plan and the Honeywell Retirement Investment Plan, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

                  (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of the Company and any plan which is a successor to such plan.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.

                                                  /s/ Marshall N. Carter
                                                  ------------------------------
                                                  Marshall N. Carter

Dated:  December 3, 1999

                                POWER OF ATTORNEY

         I, Jamie Chico Pardo, a director of Honeywell International Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Michael R. Bonsignore, Peter M. Kreindler, Richard F. Wallman, Kathleen M. Gibson, Richard J. Diemer, Jr. and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

                  (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of the Company, the Stock Plan for Non-Employee Directors of the Company, the 1993 Stock Plan for Employees of the Company and its Affiliates, the 1985 Stock Plan for Employees of the Company and its Subsidiaries, the 1997 Honeywell Stock and Incentive Plan, the 1993 Honeywell Stock and Incentive Plan, the 1988 Honeywell Stock and Incentive Plan, the Honeywell Employee Stock and Incentive Plan, the Honeywell Savings and Stock Ownership Plan, the Honeywell Investment Plus Plan, the Honeywell Retirement Savings Plan and the Honeywell Retirement Investment Plan, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

                  (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of the Company and any plan which is a successor to such plan.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.

                                                  /s/ Jaime Chico Pardo
                                                  ------------------------------
                                                  Jaime Chico Pardo

Dated:  December 3, 1999

                                POWER OF ATTORNEY

         I, Ann M. Fudge, a director of Honeywell International Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Michael R. Bonsignore, Peter M. Kreindler, Richard F. Wallman, Kathleen M. Gibson, Richard
J. Diemer, Jr. and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the
Company:

                  (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of the Company, the Stock Plan for Non-Employee Directors of the Company, the 1993 Stock Plan for Employees of the Company and its Affiliates, the 1985 Stock Plan for Employees of the Company and its Subsidiaries, the 1997 Honeywell Stock and Incentive Plan, the 1993 Honeywell Stock and Incentive Plan, the 1988 Honeywell Stock and Incentive Plan, the Honeywell Employee Stock and Incentive Plan, the Honeywell Savings and Stock Ownership Plan, the Honeywell Investment Plus Plan, the Honeywell Retirement Savings Plan and the Honeywell Retirement Investment Plan, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

                  (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of the Company and any plan which is a successor to such plan.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.

                                                  /s/ Ann M. Fudge
                                                  ------------------------------
                                                  Ann M. Fudge

Dated:  December 3, 1999

                                POWER OF ATTORNEY

         I, James J. Howard, a director of Honeywell International Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Michael R. Bonsignore, Peter M. Kreindler, Richard F. Wallman, Kathleen M. Gibson, Richard J. Diemer, Jr. and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

                  (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of the Company, the Stock Plan for Non-Employee Directors of the Company, the 1993 Stock Plan for Employees of the Company and its Affiliates, the 1985 Stock Plan for Employees of the Company and its Subsidiaries, the 1997 Honeywell Stock and Incentive Plan, the 1993 Honeywell Stock and Incentive Plan, the 1988 Honeywell Stock and Incentive Plan, the Honeywell Employee Stock and Incentive Plan, the Honeywell Savings and Stock Ownership Plan, the Honeywell Investment Plus Plan, the Honeywell Retirement Savings Plan and the Honeywell Retirement Investment Plan, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

                  (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of the Company and any plan which is a successor to such plan.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.

                                                  /s/ James J. Howard
                                                  ------------------------------
                                                  James J. Howard

Dated:  December 3, 1999

                                POWER OF ATTORNEY

         I, Bruce Karatz, a director of Honeywell International Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Michael R. Bonsignore, Peter M. Kreindler, Richard F. Wallman, Kathleen M. Gibson, Richard
J. Diemer, Jr. and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the
Company:

                  (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of the Company, the Stock Plan for Non-Employee Directors of the Company, the 1993 Stock Plan for Employees of the Company and its Affiliates, the 1985 Stock Plan for Employees of the Company and its Subsidiaries, the 1997 Honeywell Stock and Incentive Plan, the 1993 Honeywell Stock and Incentive Plan, the 1988 Honeywell Stock and Incentive Plan, the Honeywell Employee Stock and Incentive Plan, the Honeywell Savings and Stock Ownership Plan, the Honeywell Investment Plus Plan, the Honeywell Retirement Savings Plan and the Honeywell Retirement Investment Plan, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

                  (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of the Company and any plan which is a successor to such plan.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.

                                                  /s/ Bruce Karatz
                                                  ------------------------------
                                                  Bruce Karatz

Dated:  December 3, 1999

                                POWER OF ATTORNEY

         I, Robert P. Luciano, a director of Honeywell International Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Michael R. Bonsignore, Peter M. Kreindler, Richard F. Wallman, Kathleen M. Gibson, Richard J. Diemer, Jr. and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

                  (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of the Company, the Stock Plan for Non-Employee Directors of the Company, the 1993 Stock Plan for Employees of the Company and its Affiliates, the 1985 Stock Plan for Employees of the Company and its Subsidiaries, the 1997 Honeywell Stock and Incentive Plan, the 1993 Honeywell Stock and Incentive Plan, the 1988 Honeywell Stock and Incentive Plan, the Honeywell Employee Stock and Incentive Plan, the Honeywell Savings and Stock Ownership Plan, the Honeywell Investment Plus Plan, the Honeywell Retirement Savings Plan and the Honeywell Retirement Investment Plan, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

                  (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of the Company and any plan which is a successor to such plan.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.

                                                  /s/ Robert P. Luciano
                                                  ------------------------------
                                                  Robert P. Luciano

Dated:  December 3, 1999

                                POWER OF ATTORNEY

         I, Russell E. Palmer, a director of Honeywell International Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Michael R. Bonsignore, Peter M. Kreindler, Richard F. Wallman, Kathleen M. Gibson, Richard J. Diemer, Jr. and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

                  (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of the Company, the Stock Plan for Non-Employee Directors of the Company, the 1993 Stock Plan for Employees of the Company and its Affiliates, the 1985 Stock Plan for Employees of the Company and its Subsidiaries, the 1997 Honeywell Stock and Incentive Plan, the 1993 Honeywell Stock and Incentive Plan, the 1988 Honeywell Stock and Incentive Plan, the Honeywell Employee Stock and Incentive Plan, the Honeywell Savings and Stock Ownership Plan, the Honeywell Investment Plus Plan, the Honeywell Retirement Savings Plan and the Honeywell Retirement Investment Plan, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

                  (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of the Company and any plan which is a successor to such plan.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.

                                                  /s/Russell E. Palmer
                                                  ------------------------------
                                                  Russell E. Palmer

Dated:  December 3, 1999

                                POWER OF ATTORNEY

         I, Ivan G. Seidenberg, a director of Honeywell International Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Michael R. Bonsignore, Peter M. Kreindler, Richard F. Wallman, Kathleen M. Gibson, Richard J. Diemer, Jr. and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

                  (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of the Company, the Stock Plan for Non-Employee Directors of the Company, the 1993 Stock Plan for Employees of the Company and its Affiliates, the 1985 Stock Plan for Employees of the Company and its Subsidiaries, the 1997 Honeywell Stock and Incentive Plan, the 1993 Honeywell Stock and Incentive Plan, the 1988 Honeywell Stock and Incentive Plan, the Honeywell Employee Stock and Incentive Plan, the Honeywell Savings and Stock Ownership Plan, the Honeywell Investment Plus Plan, the Honeywell Retirement Savings Plan and the Honeywell Retirement Investment Plan, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

                  (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of the Company and any plan which is a successor to such plan.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.

                                                  /s/ Ivan G. Seidenberg
                                                  ------------------------------
                                                  Ivan G. Seidenberg

Dated:  December 3, 1999

                                POWER OF ATTORNEY

         I, Andrew C. Sigler, a director of Honeywell International Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Michael R. Bonsignore, Peter M. Kreindler, Richard F. Wallman, Kathleen M. Gibson, Richard J. Diemer, Jr. and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

                  (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of the Company, the Stock Plan for Non-Employee Directors of the Company, the 1993 Stock Plan for Employees of the Company and its Affiliates, the 1985 Stock Plan for Employees of the Company and its Subsidiaries, the 1997 Honeywell Stock and Incentive Plan, the 1993 Honeywell Stock and Incentive Plan, the 1988 Honeywell Stock and Incentive Plan, the Honeywell Employee Stock and Incentive Plan, the Honeywell Savings and Stock Ownership Plan, the Honeywell Investment Plus Plan, the Honeywell Retirement Savings Plan and the Honeywell Retirement Investment Plan, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

                  (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of the Company and any plan which is a successor to such plan.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.

                                                  /s/ Andrew C. Sigler
                                                  ------------------------------
                                                  Andrew C. Sigler

Dated:  December 3, 1999

                                POWER OF ATTORNEY

         I, John R. Stafford, a director of Honeywell International Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Michael R. Bonsignore, Peter M. Kreindler, Richard F. Wallman, Kathleen M. Gibson, Richard J. Diemer, Jr. and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

                  (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of the Company, the Stock Plan for Non-Employee Directors of the Company, the 1993 Stock Plan for Employees of the Company and its Affiliates, the 1985 Stock Plan for Employees of the Company and its Subsidiaries, the 1997 Honeywell Stock and Incentive Plan, the 1993 Honeywell Stock and Incentive Plan, the 1988 Honeywell Stock and Incentive Plan, the Honeywell Employee Stock and Incentive Plan, the Honeywell Savings and Stock Ownership Plan, the Honeywell Investment Plus Plan, the Honeywell Retirement Savings Plan and the Honeywell Retirement Investment Plan, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

                  (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of the Company and any plan which is a successor to such plan.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.

                                                  /s/ John R. Stafford
                                                  ------------------------------
                                                  John R. Stafford

Dated:  December 3, 1999

                                POWER OF ATTORNEY

         I, Michael W. Wright, a director of Honeywell International Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Michael R. Bonsignore, Peter M. Kreindler, Richard F. Wallman, Kathleen M. Gibson, Richard J. Diemer, Jr. and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

                  (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the AlliedSignal Savings Plan, the AlliedSignal Thrift Plan, the AlliedSignal Truck and Brake Systems Company Savings Plan, the AlliedSignal Ltd. UK Share Purchase Plan, the AlliedSignal Ireland Employees Share Ownership Program, the Employee Stock Purchase Plan of the Company, the Stock Plan for Non-Employee Directors of the Company, the 1993 Stock Plan for Employees of the Company and its Affiliates, the 1985 Stock Plan for Employees of the Company and its Subsidiaries, the 1997 Honeywell Stock and Incentive Plan, the 1993 Honeywell Stock and Incentive Plan, the 1988 Honeywell Stock and Incentive Plan, the Honeywell Employee Stock and Incentive Plan, the Honeywell Savings and Stock Ownership Plan, the Honeywell Investment Plus Plan, the Honeywell Retirement Savings Plan and the Honeywell Retirement Investment Plan, and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

                  (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of the Company and any plan which is a successor to such plan.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.

                                                  /s/ Michael W. Wright
                                                  ------------------------------
                                                  Michael W. Wright

Dated:  December 3, 1999